SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 5, 2015

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On November 5, 2015, Winthrop Realty Trust (the “Trust”) issued a press release announcing its financial results for the three months ended September 30, 2015.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

On November 5, 2015, the Trust made available supplemental information, which the Trust refers to as the Supplemental Reporting Package.  A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.2 and is available at the Trust’s website, www.winthropreit.com under the “Investor Relations” tab.

Also on November 5, 2015, the Trust’s management discussed the Trust’s financial results for the quarter ended September 30, 2015 on a conference call with analysts and investors.  A replay of the conference call is available through December 5, 2015 by dialing (877) 660-6853; conference ID 13621761.  Both a transcript of the conference call and an online replay of the conference call is also available on the Trust’s website at www.winthropreit.com under the “News and Events” tab.

The information in this section of this Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01   Other Events

On November 5, 2015, the Trust announced that its Board of Trustees has declared a liquidating distribution of $1.00 per common share of beneficial interest which distribution is payable on December 3, 2015 to common shareholders of record on November 25, 2015.  The liquidating distribution is being paid from the Trust’s current cash reserves.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated November 5, 2015
99.2	Supplemental Reporting Package for the quarter ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of November, 2015.

WINTHROP REALTY TRUST

By:	/s/ Carolyn Tiffany
Carolyn Tiffany
President

Exhibit Index

99.1	Press Release dated November 5, 2015
99.2	Supplemental Reporting Package for the quarter ended September 30, 2015